Exhibit 99.1

CINCINNATI BELL INC. ANNOUNCES CONSENT SOLICITATIONS FOR 7.000% SENIOR NOTES DUE 2024 AND 8.000% SENIOR NOTES DUE 2025

CINCINNATI, Ohio (June 15, 2020) – Cincinnati Bell Inc. (“Cincinnati Bell” or the “Company”) today announced that it has commenced consent solicitations (the “Consent Solicitations”) with respect to certain proposed amendments to the (i) indenture, dated as of September 22, 2016 (as supplemented and amended, the “2024 Notes Indenture”) governing its 7.000% Senior Notes due 2024 (the “2024 Notes”) and (ii) indenture, dated as of October 6, 2017 (as supplemented and amended, the “2025 Notes Indenture,” and together with the 2024 Notes Indenture, the “Indentures”) governing its 8.000% Senior Notes due 2025 (the “2025 Notes,” and together with the 2024 Notes, the “Notes”).

The Consent Solicitations are being conducted in contemplation of the previously announced proposed acquisition by Macquarie Infrastructure Partners (“MIP”) of the Company (the “Acquisition), with certain funds managed by the Private Equity Group of Ares Management Corporation (“Ares”) having agreed to provide equity financing for the Acquisition. However, receipt of the Requisite Consents (as defined herein) is not necessary to complete the Acquisition. Adoption of the Proposed Amendments (as defined herein) is not a condition to the consummation of the Acquisition, and whether or not the Requisite Consents are obtained will not affect whether the Acquisition closes.

Upon the terms and subject to the conditions described in the Consent Solicitation Statement, dated June 15, 2020 (as may be amended or supplemented from time to time, the “Consent Solicitation Statement”), the Company is soliciting consents (i) to amend the definition of “Change of Control” in the Indentures so that the Acquisition would not constitute a Change of Control and (ii) to add a definition of, and designate certain persons, including MIP and its affiliates and Ares and its affiliates as, “Permitted Holders” (collectively, the “Proposed Amendments”).  All capitalized terms used in this press release but not defined herein have the meaning given to them in the Consent Solicitation Statement.

Under each applicable Indenture, the occurrence of a “Change of Control” would require the Company to make an offer to each holder of the applicable series of Notes to repurchase such holder’s Notes for 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase (a “Change of Control Offer”). If the applicable Proposed Amendments become operative with respect to either series of Notes, the Company will not have to make a Change of Control Offer to the holders of such series of Notes in connection with the Acquisition.

If the Requisite Consents are obtained and subject to the other terms and conditions in the Consent Solicitation Statement (including the consummation of the Acquisition), the Company will make a cash payment of (i) in respect of the 2024 Notes, $2.50 per $1,000 principal amount of 2024 Notes and (ii) in respect of the 2025 Notes, $2.50 per $1,000 principal amount of 2025 Notes, in each case held by each holder as of the Record Date (as defined herein) who has validly delivered its consent to the applicable Proposed Amendments at or prior to the Expiration Time (as defined herein) and who has not validly revoked its consent before the applicable Effective Date. The Company will make this cash payment substantially concurrently with the consummation of the Acquisition. The Company expects the Acquisition to be consummated in the first half of 2021, subject to the satisfaction of customary closing conditions; however, no assurance is made as to the timing and likelihood of completion of the Acquisition.

In addition, if the Requisite Consents are obtained and subject to the other terms and conditions in the Consent Solicitation Statement (including the consummation of the Acquisition), the Issuer will (i) secure the Notes and the related guarantees on a pari-passu basis with the Senior Secured Credit Facilities (subject to certain exceptions), which facilities are expected to be entered into in connection with the Acquisition (the “Collateral”) and (ii) add a covenant to each of the Indentures that prohibits the Issuer from redeeming all or part of the applicable series of Notes under Section 3.07 of the applicable Indenture (x) in the case of the 2024 Notes, prior to September 15, 2021 and (y) in the case of the 2025 Notes, prior to October 15, 2021 (the “Optional Redemption Restriction” and together with the Collateral, the “Other Beneficial Provisions”).  The terms of the Indentures permit the Other Beneficial Provisions to be provided to the holders of the Notes without their consent.

The Proposed Amendments and the Optional Redemption Restriction will be effected by supplemental indentures (each, as applicable, a “Proposed Amendments Supplemental Indenture”) to be entered into by the Company, the Guarantors and the Trustee as soon as practicable after the time that the Requisite Consents have been received; however, the Proposed Amendments and the Other Beneficial Provisions will not become operative until the consummation of the Acquisition. In order for the Proposed Amendments Supplemental Indentures to be executed, the Company must receive valid consents in respect of at least a majority in principal amount of the outstanding 2024 Notes (the “2024 Notes Requisite Consents”) and at least a majority in principal amount of the outstanding 2025 Notes (the “2025 Notes Requisite Consents”, and together with the 2024 Notes Requisite Consents, the “Requisite Consents”). Holders who do not deliver their Consents prior to the applicable Expiration Time shall be bound by the applicable Proposed Amendments and shall benefit from the Other Beneficial Provisions if the applicable Supplemental Indenture becomes operative as described above. In addition, each of the Consent Solicitations is being made independently of, and is not conditioned on, the consummation of the other Consent Solicitation. Regardless of the outcome of the Consent Solicitations, the Notes will continue to be outstanding and will continue to bear interest as provided in the applicable Indenture.

The provisions relating to the Collateral will be effected by supplemental indentures (each, as applicable, a “Collateral Supplemental Indenture”), to be executed by the Company, the Guarantors, the Trustee and the Collateral Agent contemporaneously with the consummation of the Acquisition.

The Consent Solicitations will expire at 5:00 p.m. New York City time, on June 19, 2020 (such date and time, as the same may be extended by the Company from time to time, in its sole discretion, the “Expiration Time”).  Only holders of record of the Notes as of 5:00 p.m., New York City time on June 12, 2020 (the “Record Date”), are eligible to deliver consents to the Proposed Amendments in the Consent Solicitations. The Company may, in its sole discretion, terminate, extend or amend the Consent Solicitations at any time as described in the Consent Solicitation Statement.

This press release is for informational purposes only and the Consent Solicitations are being made solely on the terms and subject to the conditions set forth in the Consent Solicitation Statement. Further, this press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities. The Consent Solicitation Statement does not constitute a solicitation of Consents in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable federal securities or blue sky laws.

Copies of the Consent Solicitation Statement may be obtained from D.F. King & Co., Inc., the Information and Tabulation Agent, at (212) 269-5550 (banks and brokers), (866) 388-7452 (all others, toll free), or email at cbb@dfking.com. Holders of the Notes are urged to review the Consent Solicitation Statement for the detailed terms of the Consent Solicitations and the procedures for consenting to the Proposed Amendments. Any persons with questions regarding the Consent Solicitations should contact the Solicitation Agent, Goldman Sachs & Co. LLC, at (212) 902-6351 (collect).

About Cincinnati Bell Inc.

With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE: CBB) delivers integrated communications solutions to residential and business customers over its fiber-optic and copper networks including high-speed internet, video, voice and data. Cincinnati Bell provides service in areas of Ohio, Kentucky, Indiana and Hawaii. In addition, enterprise customers across the United States and Canada rely on CBTS and OnX for efficient, scalable office communications systems and end-to-end IT solutions. For more information, please visit www.cincinnatibell.com. The information on Cincinnati Bell’s website is not incorporated by reference in this press release.

Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements in this communication contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” “proposes,” “potential,” “could,” “should,” “outlook,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) the risk that the Acquisition may not be completed in a timely manner or at all; (ii) the possibility that any or all of the various conditions to the consummation of the Acquisition may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Acquisition, including in circumstances which would require Cincinnati Bell to pay a termination fee or other expenses; (iv) the effect of the announcement or pendency of the Acquisition on Cincinnati Bell’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (v) risks related to diverting management’s attention from Cincinnati Bell’s ongoing business operations; (vi) the risk that shareholder litigation in connection with the Acquisition may result in significant costs of defense, indemnification and liability; (vii) risks related to the recent outbreak of COVID-19 (more commonly known as the Coronavirus), including the risk that the receipt of certain approvals required to consummate the Acquisition may be delayed; and (viii) (A) those discussed in Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports, and (B) those discussed in other documents Cincinnati Bell filed with the SEC. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Cincinnati Bell undertakes no, and expressly disclaims any, obligation to revise or update any forward-looking statements for any reason, except as required by applicable law.

For further information please contact:

Media – Cincinnati Bell: Josh Pichler Senior Manager, Communications and Media Tel: (513) 565-0310 Email: Josh.Pichler@cinbell.com	Investors – Cincinnati Bell: Josh Duckworth Vice President of Treasury, Corporate Finance and Investor Relations Tel: (513) 397-2292 Email: Joshua.Duckworth@cinbell.com